UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 29, 2015
Date of Report

VASOMEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-18105	11-2871434
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Linden Avenue, Westbury, New York	11590
(Address of principal executive offices)	(Zip Code)

(516) 997-4600
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On June 4, 2015, Vasomedical, Inc. (the "Company") filed a Current Report on Form 8-K (the "Original Form 8-K") reporting that on May 29, 2015, the Company completed its purchase of all of the assets of NetWolves LLC and its affiliates ("NetWolves"). This Form 8-K/A amends the Original Form 8-K to include the audited and unaudited historical financial statements of NetWolves and the pro forma condensed combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items.

Item 9.01. Financial Statements and Exhibits.

(a)    Financial statements of businesses acquired. The audited financial statements of NetWolves for the years ended December 31, 2014 and 2013, are filed herewith as Exhibit 99.1. The unaudited financial statements of NetWolves for the three months ended March 31, 2015 and 2014, are filed herewith as Exhibit 99.2. The consent of Marcum, LLP, NetWolves independent auditors, is attached as Exhibit 23.1 to this Form 8-K/A.

(b)    Pro forma financial information. The unaudited pro forma condensed combined financial information of the Company and NetWolves for the year ended December 31, 2014 and as of and for the three months ended March 31, 2015 are filed herewith as Exhibit 99.3.

(d)     Exhibits

EXHIBIT INDEX

Exhibit	Description

99.1	Audited financial statements of NetWolves for the years ended December 31, 2014 and 2013
99.2	Unaudited financial statements of NetWolves for the three months ended March 31, 2015 and 2014
99.3	Unaudited pro forma condensed combined financial information of the Company and NetWolves for the year ended December 31, 2014 and as of and for the three months ended March 31, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VASOMEDICAL, INC.
Date: August 12, 2015	By: /s/ Jun Ma Name: Jun Ma Title: President and Chief Executive Officer